FAM Equity Income Fund (TBD)
Institutional Shares

Summary Prospectus	May 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.famfunds.com/appli- cations-literature-reports-fam-funds/index.cfm. You may also obtain this information about the Fund at no cost by calling 800.932.3271 or by sending an email request to info@famfunds.com. The Fund’s full prospectus and Statement of Additional Information, dated May 1, 2016, are incorporated by reference into this summary prospectus.

Investment Objective: FAM Equity-Income Fund’s investment objective is to provide current income as well as long-term capital appreciation by investing primarily (at least 80% of its total assets) in income-producing stocks that pay dividends.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Maximum sales charge (load ) on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Share s
Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.27%
Total Fund Operating Expenses**	1.17%
Fee Waiver/Expense Reimbursement**	(0.17)%
Net Fund Operating Expenses**	1.10%

* “Other Expenses” have been restated based on current contractual arrangements and are estimated for the current fiscal year.

** The Advisor has contractually agreed, until May 1, 2017, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Institutional Shares at 1.10%. The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the Expense Limitation Agreement provided that such repayment does not cause the Net Fund Operating Ex- penses for Institutional Shares to exceed the above limit and the repayment is made within three years after the year in which the Advisor incurred the expense. This Expense Limitation Agreement may only be amended or terminated by the Fund’s Board of Trustees.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time peri- ods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Shares - Expense Example
1-Year	3-Year	5-Year	10-Year
$112	$386	$681	$1,519

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its port- folio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.67% of the average value of its portfolio.

Principal Investment Strategies

Fenimore Asset Management, Inc. (“Fenimore”), the investment advisor to the Fund, employs a “value approach” in making its common stock selections. This approach is based on Fenimore’s belief that at any given point in time the stock price of a company may sell below the company’s “true business worth”. Factors considered in evaluating the true business worth include the company’s current earnings and Fenimore’s opinion as to its fu- ture earnings potential. After identifying a company whose securities are determined to have a favorable price- to-earnings relationship, Fenimore plans to invest in such securities until the “true business worth” nears the market price of the company’s securities.

Generally, the Fund will attempt to remain fully invested in common stocks and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund may invest in the securities of issuers of all sizes and market capitalizations. The Fund may also invest in the securities of both domestic and foreign issuers and it may invest in shares of other investment companies, including exchange- traded funds (“ETFs”).

Principal Risks

•	Stock Market Risk - the value of stocks fluctuate in response to the activities of individual companies and gen- eral stock market and economic conditions. Stock prices may decline over short or extended periods of time. Stocks are more volatile and riskier than some other forms of investments.
•	Stock Selection Risk - the value stocks chosen for the Fund are subject to the risk that the market may never real- ize their intrinsic value or their prices may go down.
•	Small-Cap Risk - small capitalization companies may not have the size, resources or other assets of large capi- talization companies.
•	Market Risk - the value of your investment will go up and down, which means that you could lose money.
•	Foreign Investment Risk - the Fund may invest in securities of foreign issuers that are traded in foreign markets or may be represented by American Depository Receipts that are traded in the United States. Investments in non-U.S. securities may involve additional risk including exchange rate fluctuation, political or economic in- stability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.
•	Investment in Other Investment Companies Risk – the Fund may invest in shares of other investment compa- nies, including ETFs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

Annual Total Return

The Institutional Shares of the Fund were established on January 1, 2016 and therefore do not yet have their own performance history. The performance results shown on the next page for the periods prior to January 1, 2016, are for a class of shares of the Fund that are not offered in this Prospectus, Investor Shares, which are subject to higher fees as a result of differences in the shareholder administrative services fees and certain other fees paid by each class. Institutional Shares and Investor Shares would have substantially similar performance results because the shares of each class are invested in the same portfolio securities of the Fund. Because of the differ- ence in the level of fees paid by Investor Shares, the returns for the Investor Shares will be lower than the returns for Institutional Shares. The following bar chart and table show some indication of the risks of investing in the Fund. The bar chart shows changes in the Investor Shares performance since 2006. The table shows the Investor Shares average annual returns (before and after taxes ) for the one year, five year and ten year periods compared to those of the Russell MidCap Index, the Fund’s primary benchmark index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated perfor- mance information may be obtained at the Fund’s website famfunds.com.

Return for the Year Ended December 31,

Best Quarter	2Q’09	16.68%
Worst Quarter	4Q’08	-21.88%

Average Annual Total Returns Institutional Shares	As of December 31, 2015
	1-Year	5-Year	10-Year
Return Before Taxes	-0.73%	10.50%	5.53%
Return After Taxes on Distributions	-1.96%	9.19%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares	0.27%	8.29%	4.23%
Russell MidCap Index	-2.44%	11.44%	8.00%

The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or to investors who are tax exempt.

Fund Management

Investment Advisor: Fenimore Asset Management, Inc.

Portfolio Co-Managers:

Thomas O. Putnam, Chairman and Paul C. Hogan, CFA of Fenimore Asset Management, Inc. Mr. Putnam has managed the Fund since the Fund’s inception in 1996.

Mr. Hogan has co-managed the Fund since the Fund’s inception in 1996.

Purchase and Sale of Fund Shares

The minimum initial purchase is $1,000,000. You may redeem shares by mail or fax (518.234.7793). Redemption proceeds will be sent by check to the address of record or by electronic bank transfer.

Tax Information

Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-de- ferred arrangements may be taxed upon withdrawals made from those arrangments.

Financial Intermediary Compensation

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These pay- ments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesper- son to recommend Fund shares over another investment. Ask your salesperson or visit your financial intermedi- ary’s Web site for more information.